SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 28, 2001



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
               (Exact name of Registrant as Specified in Charter)


DELAWARE                    333-43091                        13-3836437
--------                    ---------                        ----------
(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                    245 PARK AVENUE, NEW YORK, NEW YORK 10167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 272-4095

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS.

Bear Stears Asset Backed Securities, Inc., as depositor (the "Depositor") registered issuance of Asset-Backed Certificates and/or Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a registration statement on Form S-3 (Registration File No. 333-43091) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Irwin Home Equity Loan Trust 2001-2 to issue $674,427,000 principal amount of Home Equity Loan-Backed Term Notes, Series 2001-2 (the "Notes"), on September 28, 2001 (the "Closing Date").

The Notes were issued pursuant to an Indenture, dated as of August 31, 2001, between Irwin Home Equity Loan Trust 2001-2 (the "Issuer"), and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee"), in conjunction with
(i) a Sale and Servicing Agreement, dated as of August 31, 2001, among Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), Irwin Union Bank and Trust Company (the "Master Servicer" and "Originator"), IHE Funding Corp. II (the "Transferor"), the Issuer and the Indenture Trustee; (ii) a Mortgage Loan Sale Agreement, dated as of August 31, 2001, between the Originator and the Transferor; (iii) a Purchase and Sale Agreement, dated as of August 31, 2001, between the Depositor and the Transferor; (iv) a Trust Agreement, dated as of August 31, 2001 between the Depositor aand the Owner Trustee and (v) an Administration Agreement, dated as of August 31, 2001, between the Issuer, the Indenture Trustee and the Master Servicer.

Capitalized terms not defined herein have the meanings assigned in Appendix A of the Indenture attached hereto as Exhibit 4.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

            Exhibit No.

            4.1   Indenture
            4.2   Sale and Servicing Agreement
            4.3   Mortgage Loan Sale Agreement
            4.4   Purchase and Sale Agreement
            4.5   Trust Agreement
            4.6   Administration Agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.


                                          By:  /s/ JONATHAN LIEBERMAN
                                               -------------------------------
                                               Name:  Jonathan Lieberman
                                               Title: Senior Managing Director


Date: October 16, 2001


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                           DESCRIPTION

     4.1                                 Indenture
     4.2                                 Sale and Servicing Agreement
     4.3                                 Mortgage Loan Sale Agreement
     4.4                                 Purchase and Sale Agreement
     4.5                                 Trust Agreement
     4.6                                 Administration Agreement